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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 19, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                       000-24439                     33-0803204
--------------------------------------------------------------------------------
(STATE OR OTHER                (COMMISSION FILE                (IRS EMPLOYER
JURISDICTION OF                    NUMBER)                   IDENTIFICATION NO.)
INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)
( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) As previously disclosed, Michael Trebing, who served as the Vice President of Sales of Hines Horticulture, Inc. (the "Company") until October 2006, is leaving the Company effective March 30, 2007. In connection with Mr. Trebing's departure, the Company entered into a Severance and Release Agreement with Mr. Trebing on March 19, 2007 (the "Severance Agreement"). Pursuant to the terms of the Severance Agreement and in consideration for the releases and agreements of Mr. Trebing contained therein, Mr. Trebing will be entitled to receive (i) a one time severance payment of $80,000, less applicable withholding, (ii) a one time payment of an amount equal to Mr. Trebing's cost of continuing his health, dental and vision insurance under the Consolidated Omnibus Budget Reconciliation Act (COBRA) for a period of six months, and (iii) payment of all accrued and unused vacation through his departure date.

The foregoing description of the Severance Agreement is only a summary and is qualified in its entirety by reference to the full terms and conditions of the Severance Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
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Exhibit No.             Description
--------------------------------------------------------------------------------
 10.1 Severance and Release Agreement between Michael Trebing and Hines Horticulture, Inc. dated March 19, 2007
--------------------------------------------------------------------------------


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 23, 2007              HINES HORTICULTURE, INC.

                                     By:  /s/ Claudia Pieropan
                                          --------------------------------------
                                          Claudia M. Pieropan
                                          Chief Financial Officer, Secretary and
                                          Treasurer
                                          (principal financial and accounting
                                          officer)


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Exhibit Index
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Exhibit No.             Description
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 10.1                   Severance and Release Agreement between Michael Trebing
                        and Hines Horticulture, Inc. dated March 19, 2007
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